                                                                    EXHIBIT 99.1




                            ASSET PURCHASE AGREEMENT




                                    BETWEEN


                           PATTERSON DRILLING COMPANY


                                      AND


                               V&B DRILLING, INC.

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----

ARTICLE I
THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.1  The Asset Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.2  Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         SECTION 1.3  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PDC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 2.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 2.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF V&B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 3.1  Organization, Standing and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 3.2  Authority; Non-Contravention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 3.3  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 "Environmental Claim"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 "Environmental Permits"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 "Environmental Laws" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 "Hazardous Materials"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
                 "Material Adverse Effect"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         SECTION 3.4  Contract Drilling Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         SECTION 3.5  Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.6  Drilling Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.7  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.8  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.9  Normal Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 3.10  V&B Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE IV

ADDITIONAL AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.1  Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.2  Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         SECTION 4.3  V&B, V Byrd and R Vaught Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 4.4  PDC Assumption of Drilling Contracts; V&B Invoicing of Direct Costs . . . . . . . . . . . . . .   6

         SECTION 4.5  PDC Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 4.6  Real Estate Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 4.7  Disclaimer of Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE V

CONDITIONS PRECEDENT TO THE ASSET PURCHASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         SECTION 5.1  Conditions to Each Party's Obligation to Effect the Asset Purchase  . . . . . . . . . . . . . .   7
         SECTION 5.2  Conditions to Obligation of V&B to Effect the Asset Purchase  . . . . . . . . . . . . . . . . .   7
         SECTION 5.3  Conditions to Obligations of PDC to Effect the Asset Purchase . . . . . . . . . . . . . . . . .   7

ARTICLE VI

GENERAL PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 6.1  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 6.2  Interpretation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.3  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.4  Entire Agreement; No Third-Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 6.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 6.6  Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 6.7  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 6.8  Enforcement of This Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12


ANNEX 1          Description of Drilling Rigs, Equipment and Rolling Stock
ANNEX 2          Description of Real Property
ANNEX 3          List of Drilling Contracts
EXHIBIT A(I)     Non-Competition Agreement of V&B Drilling, Inc.
EXHIBIT A(II)    Non-Competition Agreement of Vernon Byrd
EXHIBIT A(III)   Non-Competition Agreement of Roland J. Vaught
EXHIBIT B                 Bill of Sale and Assignment
EXHIBIT C                 Warranty Deed
EXHIBIT D                 Warranty Deed
EXHIBIT E                 Warranty Deed
EXHIBIT F                 Warranty Deed

                            ASSET PURCHASE AGREEMENT


                 ASSET PURCHASE AGREEMENT, dated November 14, 1997 (this "Agreement"), among PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation and a wholly-owned subsidiary of Patterson Energy, Inc. ("PEC"), and V&B DRILLING, INC., a Texas corporation ("V&B").


                                  WITNESSETH:

                 WHEREAS, V&B owns seven drilling rigs, related drilling equipment and certain rolling stock (collectively, the "Drilling Rigs, Equipment and Rolling Stock"), and a shop and four yards in Odessa, Texas (collectively, the "Real Property"), all as more particularly described on Annex 1, in the case of the Drilling Rigs, Equipment and Rolling Stock and Annex 2, in the case of the Real Property;

                 WHEREAS, PDC desires to purchase, and V&B desires to sell, all of V&B's right, title and interest in the Drilling Rigs, Equipment and Rolling Stock and in the Real Property (the "Asset Purchase") for the consideration set forth and provided for herein; and

                 WHEREAS, PDC, on the one hand, and V&B, on the other, desire to make certain representations, warranties and agreements in connection with the Asset Purchase.

                 NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:


                                   ARTICLE I

                               THE ASSET PURCHASE

                 SECTION 1.1 The Asset Purchase. Upon the terms and subject to the conditions of this Agreement, at the Closing (as defined in Section 1.3 below) provided herein, PDC shall purchase from V&B and V&B shall sell to PDC, all of V&B's right, title and interest in and to the Drilling Rigs, Equipment and Rolling Stock and in and to the Real Property.

                 SECTION 1.2 Purchase Price. PDC agrees to pay to V&B at the Closing a total of $13 million cash (the "Purchase Price") for all of V&B's right, title and interest in and to the Drilling Rigs, Equipment and Rolling Stock and in and to the Real Property. Of the Purchase Price, $129,000 will be allocated to the Real Property.

                 SECTION 1.3 Closing. The closing of the Asset Purchase (the "Closing") shall take place at 9:00 a.m., local time, on the date of this Agreement at the offices of Patterson Energy, Inc., in

Snyder, Texas, or at such other time and place as PDC and V&B shall agree.



                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF PDC

                 PDC represents and warrants to V&B as follows:

                 SECTION 2.1 Organization, Standing and Power. PDC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted.

                 SECTION 2.2 Authority; Non-Contravention. PDC has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. The execution and delivery by PDC of this Agreement and the consummation by PDC of the Asset Purchase have been duly authorized by all necessary corporate action on the part of PDC. This Agreement has been duly executed and delivered by PDC and (assuming the valid authorization, execution and delivery of this Agreement by V&B) constitutes a valid and binding obligation of PDC enforceable against PDC in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Agency") is required by or with respect to PDC in connection with the execution and delivery of this Agreement by PDC or is necessary for the consummation by PDC of the Asset Purchase and the other transactions contemplated by this Agreement.


                                  ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF V&B

                 SECTION 3.1 Organization, Standing and Power. V&B is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to carry on its business as now being conducted.

                 SECTION 3.2 Authority; Non-Contravention. V&B has all requisite power and authority to enter into this Agreement and to consummate the Asset Purchase. This Agreement has been duly executed and delivered by V&B and (assuming the valid authorization, execution and delivery of this Agreement by PDC) constitutes a valid and binding obligation of V&B enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement do not, and the consummation of the Asset Purchase and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice of lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charges or encumbrances upon any of the properties or assets of V&B under, any provision of (i) the Articles of Incorporation or Bylaws of V&B (true and complete copies of which as of the date hereof have been delivered to PDC),
(ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to V&B or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to V&B or any of its respective properties or assets. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to V&B in connection with the execution and delivery of this Agreement by V&B is necessary for the consummation by V&B of the Asset Purchase.

                 SECTION 3.3  Environmental Matters.

                 (a) Except to the extent that the inaccuracy of any of the following, individually or in the aggregate, would not have a Material Adverse Effect on V&B, to the knowledge of V&B:

                 (i) V&B holds, and is in compliance with and has been in compliance with for the last three years, all Environmental Permits, and is otherwise in substantial compliance and has been in substantial compliance for the last three years with, all applicable Environmental Laws and there is no condition that is reasonably likely to prevent or materially interfere prior to the Effective Time with compliance by V&B with Environmental Laws;

                 (ii) no modification, revocation, reissuance, alteration, transfer or amendment of any Environmental Permit, or any review by, or approval of, any third party of any Environmental Permit is required in connection with the execution or delivery of this Agreement or the consummation by V&B of the transactions contemplated hereby or the operation of the business of V&B on the date of the Closing;

                 (iii) V&B has not received any Environmental Claim, nor has any Environmental Claim been threatened against V&B;

                 (iv) V&B has not entered into, agreed to or is not subject to any outstanding judgment, decree, order or consent arrangement with any governmental authority under any Environmental Laws, including without limitation those relating to compliance with any Environmental Laws or to the investigation, cleanup, remediation or removal of Hazardous Materials;

                 (v) there are no circumstances that are reasonably likely to give rise to liability under any agreements with any person pursuant to which V&B would be required to defend, indemnify, hold harmless, or otherwise be responsible for any violation by or other liability or expense of such person, or alleged violation by or other liability or expense of such person, arising out of any Environmental Law; and

                 (vi) there are no other circumstances or conditions that are reasonably likely to give rise to liability of V&B under any Environmental Laws.

                 (b) For purposes of this Agreement, the terms below shall have the following meanings:

                 "Environmental Claim" means any written complaint, notice, claim, demand, action, suit or judicial, administrative or arbitral proceeding by any person to V&B asserting liability or potential liability (including without limitation, liability or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damage, personal injury, fines or penalties) arising out of, relating to, based on or resulting from (i) the presence, discharge, emission, release or threatened release of any Hazardous Materials at any location, (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Laws or Environmental Permits, or (iii) otherwise relating to obligations or liabilities of V&B under any Environmental Law.

                 "Environmental Permits" means all permits, licenses, registrations, exemptions and other governmental authorizations required under Environmental Laws for V&B to conduct its operations as presently conducted.

                 "Environmental Laws" means all applicable foreign, federal, state and local statutes, rules, regulations, ordinances, orders, decrees and common law relating in any manner to pollution or protection of the environment, to the extent and in the form that such exist at the date hereof.

                 "Hazardous Materials" means all hazardous or toxic 3 substances, wastes, materials or chemicals, petroleum (including crude oil or any fraction thereof) and petroleum products, asbestos and asbestos-containing materials, pollutants, contaminants and all other materials and substances, including but not limited to radioactive materials, regulated pursuant to any Environmental Laws.

                 "Material Adverse Effect" means any change or effect that is or, as far as can reasonably be determined, is likely to be materially adverse to the assets, properties, conditions (financial or otherwise), business or results of operations of V&B.

                 SECTION 3.4 Contract Drilling Assets. Annex 1 and Annex 2 set forth a complete list of all assets of V&B, relating to or used in its contract drilling operations, other than the two vehicles (1998 Lincoln Navigator and 1993 Lincoln) currently being used by Roland J. Vaught ("R Vaught") and Vernon Byrd ("V Byrd").

                 SECTION 3.5 Title. Set forth in Annex 1 and Annex 2 is a description of the Drilling Rigs, Equipment and Rolling Stock and of the Real Property, respectively, which description is accurate and complete in all material respects. V&B has good and, in the case of the Real Property, indefeasible title to a 100% interest in the Drilling Rigs, Equipment and Rolling Stock and in the Real Property, subject to no Liens except for (i) Liens for taxes not yet delinquent or the validity of which is being contested in good faith, and (ii) any Liens arising by operation of law securing obligations not yet overdue. For purposes of this Agreement "Liens" means liens, mortgages, pledges, security interests, encumbrances, claims or charges of any kind.

                 SECTION 3.6 Drilling Contracts. Set forth in Annex 3 is a true and correct list of all drilling contracts (collectively, the "Drilling Contracts") to which V&B is a party as of the date of this Agreement. A copy of each of the Drilling Contracts has previously been delivered to PDC.

                 SECTION 3.7 Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of V&B, threatened against V&B at law or in equity before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, except for a suit pending in Andrews County, Texas, involving ad valorem taxes in an amount less than $5,000 and otherwise not material to V&B or the transaction contemplated by this Agreement.

                 SECTION 3.8 Brokers. No broker, investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of V&B.

                 SECTION 3.9 Normal Operations. All wells currently being drilled by V&B under the Drilling Contracts are drilling under normal operations.

                 SECTION 3.10 V&B Stockholders. Vernon Byrd and Roland J. Vaught are the only stockholders of V&B.


                                   ARTICLE IV

                             ADDITIONAL AGREEMENTS

                 SECTION 4.1 Fees and Expenses. All costs and expenses incurred by PDC in connection with this Agreement and the transactions contemplated hereby shall be paid by PDC; such costs and expenses incurred by V&B shall be paid by V&B.

                 SECTION 4.2 Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Asset Purchase and the other transactions contemplated by this Agreement and the prompt satisfaction of the conditions hereto.

                 SECTION 4.3 V&B, V Byrd and R Vaught Indemnification. On and after the date of Closing, V&B, V Byrd, President, director and stockholder of V&B, and R Vaught ("R Vaught"), Vice President, director and stockholder of V&B, shall jointly and severally indemnify and hold PEC and PDC harmless against and in respect of all actions, suits, demands, judgments, costs and expenses (including reasonable attorneys' fees of PEC or PDC), relating to any misrepresentation, breach of any representation or warranty or non-fulfillment of any agreement on the part of V&B contained in this Agreement. The indemnification provided for in this Section 4.3 shall terminate and be of no further force and effect two years from the Closing Date, except as to any representation or warranty as to which a written notice of claim for indemnification has been given to V&B, V Byrd and R Vaught prior to the expiration of such two-year period.

                 SECTION 4.4 PDC Assumption of Drilling Contracts; V&B Invoicing of Direct Costs. Effective as of 7:00 a.m. Odessa, Texas time on the date of this Agreement ("Effective Time of Assumption"), PDC shall assume all obligations and rights and benefits of V&B under each of the Drilling Contracts. In addition, within 30 days following Closing, V&B shall invoice PDC for all direct costs incurred by V&B under each of the Drilling Contracts prior to the Effective Time of Assumption, which invoices shall be paid to V&B by PDC within 30 days of receipt by PDC.

                 SECTION 4.5 PDC Indemnification. PDC shall indemnify and hold V&B harmless from all costs and liabilities (including reasonably attorneys' fees) incurred by V&B under any of the Drilling Contracts for events that occurred after the Effective Time of Assumption.

                 SECTION 4.6 Real Estate Taxes. V&B and PDC agree that any special assessments or other charges relating to the Real Property shall be prorated between V&B and PDC to the date of Closing.

                 SECTION 4.7 Disclaimer of Warranties. V&B and PDC both understand and agree that the Drilling Rigs, Equipment and Rolling Stock are being conveyed by V&B to PDC in "AS IS, WHERE IS" condition, and V&B hereby disclaims any and all warranties relating to the condition of the Drilling Rigs, Equipment and Rolling Stock, and V&B hereby specifically disclaims the warranty of MERCHANTABILITY and FITNESS FOR A PARTICULAR PURPOSE, with respect to the Drilling Rigs, Equipment and Rolling Stock.

                                   ARTICLE V

                   CONDITIONS PRECEDENT TO THE ASSET PURCHASE

                 SECTION 5.1 Conditions to Each Party's Obligation to Effect the Asset Purchase. The respective obligations of each party to effect the Asset Purchase shall be subject to the fulfillment or waiver (where permissible) at or prior to the Closing Date of each of the following conditions:

                 (a) No Order. No Governmental Entity or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of prohibiting the Asset Purchase or any of the other transactions contemplated hereby; provided that, in the case of any such decree, injunction or other order, each of the parties shall have used reasonable best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as practicable any decree, injunction or other order that may be entered.

                 (b) Consents. V&B shall have received written consents of the other party or parties to each of the Drilling Contracts for the assumption thereof by PDC pursuant to the provisions of Section 4.4 of this Agreement and delivered copies thereof to PDC.

                 SECTION 5.2 Conditions to Obligation of V&B to Effect the Asset Purchase. The obligation of V&B to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions; provided that V&B may waive any of such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. PDC shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, each of the representations and warranties of PDC contained in this Agreement shall be true and correct on and as of the Closing.

                 (b) Officers' Certificate. PDC shall have furnished to V&B a certificate, dated the Closing, signed by the appropriate officers of PDC, certifying to the effect that to the best of the knowledge and belief of PDC, the conditions set forth in Section 5.1 and Section 5.2(a) have been satisfied in full.

                 (c) Payment of Purchase Price. PDC shall have made delivery of the Purchase Price as provided in Section 1.2 of this Agreement.

                 SECTION 5.3 Conditions to Obligations of PDC to Effect the Asset Purchase. The obligations of PDC to effect the Asset Purchase shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, provided that PDC may waive any such conditions in its sole discretion:

                 (a) Performance of Obligations; Representations and Warranties. V&B shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Closing, each of the respective representations and warranties of V&B contained in this Agreement shall be true and correct on and as of the Closing shall be true in all material respects on and as of the Closing.

                 (b) Officers' Certificate. V&B shall have furnished to PDC a certificate, dated the Closing, signed by the appropriate officers of V&B, certifying to the effect that to the best of the knowledge and belief of V&B, the conditions set forth in Section 5.1 and Section 5.3(a) have been satisfied.

                 (c) Opinion of Counsel. PDC shall have received an opinion of counsel Rick Browning, Attorney at Law, Odessa, Texas, counsel to V&B, dated the Closing, substantially to the effect that:

                 (i) The incorporation, existence and good standing of V&B are as stated in this Agreement.

                 (ii) This Agreement has been duly authorized, executed and delivered by V&B, and (assuming the due and valid authorization, execution and delivery by PDC) constitutes the legal, valid and binding agreement of V&B enforceable against V&B in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                 (iii) The execution and performance by V&B of this Agreement will not violate the Articles of Incorporation or Bylaws of V&B and will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel to which V&B is a party or to which it or any of its properties or assets may be bound.

                 (iv) To the knowledge of such counsel, there are no actions, suits or proceedings, pending or threatened against or affecting V&B by any Governmental Entity which seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

                 (v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of V&B for consummation of the transactions contemplated by this Agreement.

                 (vi) Each Non-Competition Agreement between PDC and each of V&B, V Byrd and R Roland constitutes the legal, valid and binding agreement of it/him enforceable against it/him in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

In rendering such opinion, counsel for V&B may rely as to matters of fact upon the representations of officers of V&B contained in any certificate delivered to such counsel and certificates of public officials.

                 Such opinion shall be limited to the laws of the United States of America and the State of Texas.

                 (d) Bill of Sale and Assignment. V&B shall have executed and delivered the Bill of Sale and Assignment covering the Drilling Rigs, Equipment and Rolling Stock in the form attached hereto as Exhibit B.

                 (e) General Warranty Deeds. V&B shall have executed and delivered the respective General Warranty Deeds in the respective forms attached hereto as Exhibits C, D, E and F, relating to the respective yards being purchased hereunder by PDC

                 (f) Title Insurance. PDC shall have obtained title commitments for title insurance on the Real Property.

                 (g) Titles. V&B shall have endorsed and delivered the title certificates to the Rolling Stock described in Annex 1.

                 (h) Non-Competition Agreements. A Non-Competition Agreement in the respective forms attached hereto as Exhibits A(I), A(II) and A(III) shall have been executed and delivered by V&B, V Byrd and R Vaught, as the case may be.

                 (i) Phase I Environmental Report. PDC shall have received a Phase I Environmental Report (at its expense) covering the Real Property, with conclusions satisfactory to PDC.


                                   ARTICLE VI

                               GENERAL PROVISIONS

                 SECTION 6.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 (a)      If to PDC, to:

                                  Patterson Energy, Inc.
                                  4510 Lamesa Highway
                                  P.O. Drawer 1416
                                  Snyder, Texas   79549

                                  Attention:       A. Glenn Patterson
                                                   President and Chief
                                                      Operating Officer
                 with copies to:

                                  Thomas H. Maxfield, Esq.
                                  Baker & Hostetler LLP
                                  303 East 17th Avenue, Suite 1100
                                  Denver, Colorado   80203-1264

                 (b)      if to V&B, to:

                                  Vernon Byrd, President
                                  V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  Post Office Box 69109
                                  Odessa, Texas   79769-9109

                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762

                 (c)      if to Vernon Byrd, to:

                                  Vernon Byrd
                                  c/o V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  Post Office Box 69109
                                  Odessa, Texas   79769-9109
                                  Facsimile:  (915) 381-2720

                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762

                 (d)      if to Roland J. Vaught, to:

                                  Roland J. Vaught
                                  c/o V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  Post Office Box 69109
                                  Odessa, Texas   79769-9109
                                  Facsimile:  (915) 381-2720
                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762


                 SECTION 6.2 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated, and the words "hereof', "herein" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                 SECTION 6.3 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                 SECTION 6.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement, including the documents and instruments referred to herein, (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties any rights or remedies hereunder; provided, however, that legal counsel for V&B hereto may rely upon the representations and warranties of V&B contained herein and in the certificates delivered pursuant to Sections 5.2(b) and 5.3(b).

                 SECTION 6.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                 SECTION 6.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                 SECTION 6.7 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions be consummated as originally contemplated to the fullest extent possible.

                 SECTION 6.8 Enforcement of This Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                 IN WITNESS WHEREOF, PDC and V&B have executed this Agreement as of the date first written above.

                                PDC:

                                PATTERSON DRILLING COMPANY


                                By:  /s/ A. GLENN PATTERSON
                                   ---------------------------------------
                                     A. Glenn Patterson
                                     Chief Operating Officer
Attest:


James C. Brown, Secretary

                                         V&B:

                                         V&B DRILLING, INC.


                                         By: /s/ VERNON BYRD
                                            --------------------------------
                                            Vernon Byrd
                                            President
Attest:


Roland J. Vaught, Secretary

         TO INDUCE PATTERSON DRILLING COMPANY TO ENTER INTO THIS ASSET PURCHASE AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE UNDERSIGNED, BEING THE OFFICERS, DIRECTORS AND STOCKHOLDERS OF V&B DRILLING, INC., ACCEPT AND AGREE TO BE BOUND BY THE INDEMNIFICATION PROVISIONS OF SECTION 4.3 OF THIS ASSET PURCHASE AGREEMENT.




                                               /s/ VERNON BYRD
                                               -----------------------------
                                               Vernon Byrd


                                               /s/ ROLAND J. VAUGHT
                                               -----------------------------
                                               Roland J. Vaught

                                    ANNEX 1
                                       TO
                            ASSET PURCHASE AGREEMENT


          DESCRIPTION OF DRILLING RIGS, EQUIPMENT AND ROLLING STOCK


A.       Drilling Rigs and Equipment.
         -------- ---- --- ---------
 Rig No.                                             Drawworks Manufacturer
 --- ---                                             --------- ------------

 Rig No. 1 . . . . . . . . . . . . . . . . .                  W-45
 Rig No. 2 . . . . . . . . . . . . . . . . .                  W-45

 Rig No. 3 . . . . . . . . . . . . . . . . .                  W-45

 Rig No. 4 . . . . . . . . . . . . . . . . .                  W-45
 Rig No. 5 . . . . . . . . . . . . . . . . .               BDW 450-T

 Rig No. 6 . . . . . . . . . . . . . . . . .                  V-15
 Rig No. 9 . . . . . . . . . . . . . . . . .                  W-45


         All related parts and equipment, including engines, mud pumps, hooks and blocks, derricks, substructures, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rigs and in the yards owned by V&B, all of which are set forth on Appendix I to the Bill of Sale and Assignment attached to this Agreement as Exhibit B.

         NOTE: For more specific information concerning the rigs and related equipment, see Appendix I, to Bill of Sale and Assignment attached to this Agreement as Exhibit B.

B.       Rolling Stock

         All rolling stock owned by V&B at the Effective Time of Assumption (except the 1998 Lincoln Navigator driven by V Byrd and the 1993 Lincoln driven by R Vaught.


         NOTE: For more specific information concerning the rolling stock, see Appendix II to Bill of Sale and Assignment attached to this Agreement as Exhibit B.





                                  AX-1 - 1

                                   ANNEX 2
                                     TO
                          ASSET PURCHASE AGREEMENT


                        DESCRIPTION OF REAL PROPERTY



I. Lots 15, 16, 17 and 18, Block 5, Rochester Replat of a portion of 1936 Subdivision as shown by the map or plat of record in Volume 9, Page 23, Plat Records, Ector County, Texas;

II. Lots 22, 23, 24 and 25, Block 1, Rochester Replat of a portion of 1936 Subdivision, a subdivision of 312.19 acres of a land in the West part of Section 24, Block 43, T-2-S, T & P RR Company Survey, Ector County, Texas, as shown by the map or plat of record in the office of the County Clerk of said County;

III. Lot 5, Block 6, Westover Acres, a subdivision in Ector County, Texas, according to the map or plat thereof of record in Volume 4, Page 44, Plat Records of Ector County, Texas;

IV. Being a 4.47 acre tract of land in the Southwest Part of a 10.267 acre tract of land in the Northwest Part of Section 33, Block 43, T-2-S, T & P Ry. Co. Survey, Ector County, Texas.





         NOTE: The Real Property is more particularly described on the Warranty Deeds attached to this Agreement as Exhibits C, D, E and F, respectively.





                                  AX-2 - 1

                                   ANNEX 3
                                     TO
                          ASSET PURCHASE AGREEMENT




                         LIST OF DRILLING CONTRACTS



  RIG
  NO.          COUNTY       DATE               OPERATOR       WELL NAME
  ---          -------       ----               --------      ---- ----

    5          Midland     04/15/97     Arco Permian          TXL "N" 39-1 #1
    6          Andrews     10/10/97     Minihan Oil & Gas     University Consolidated XII #56

    1           Ector      11/03/97     Citation Oil & Gas    H. E. Cummins #15

    4           Ector      01/17/97     Anadarko              GCDU #284
    9           Ector      01/17/97     Anadarko              GCDU #264





                                  AX-3 - 1

                                                                    EXHIBIT A(I)


                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT


                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and V&B DRILLING, INC., a Texas corporation ("V&B").


                                   RECITALS:


                 A. Simultaneously with the execution of this Agreement, PDC and V&B have entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment and rolling stock owned by V&B.

                 B. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2002 (the "Non-Compete Period").

                 2.       Covenant Not to Compete.

                 (a) V&B covenants and agrees that during the Non-Compete Period, V&B shall not, without the prior written consent of PDC, directly or indirectly, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that V&B may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but




                                EXH A(I) - 1
is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which V&B is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which V&B is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by V&B not to enter into competition with PDC as set forth in Section 2(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of V&B to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and V&B have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. V&B agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic hardship on V&B.

                 3.       Restrictions on Soliciting Business of PDC.

                 V&B further covenants and agrees that during the Non-Compete Period, V&B will not, either for itself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 2 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.

                 4.       Specific Performance.

                 Without intending to limit the remedies available to PDC, V&B acknowledges that PDC will have no adequate remedies at law if V&B violates the terms of Sections 2 or 3, hereof. In




                                EXH A(I) - 2
such event, V&B agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from V&B.

                 The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

                 5.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

                 6.       Representations and Warranties of PDC and V&B.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to V&B that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of V&B. V&B hereby represents and warrants to PDC that: (i) V&B has the capacity and power to enter into and perform obligations of V&B under this Agreement; (ii) V&B has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of V&B hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of V&B.

                 7.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.





                                EXH A(I) - 3

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of V&B, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice.




                                EXH A(I) - 4

Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

                 To PDC:  Patterson Drilling Company
                                  4510 Lamesa Highway
                                  P.O. Drawer 1410
                                  Snyder, Texas   79550
                                  Facsimile:  (915) 573-0281
                                  Attention:    A. Glenn Patterson
                                                President and Chief Operating
                                                  Officer

                 To V&B:  V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  P.O. Box 69109
                                  Odessa, Texas   79769-9109
                                  Facsimile:  (915) 381-2720

                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762

                 (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                EXH A(I) - 5

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.

                                        "PDC"

                                        PATTERSON DRILLING COMPANY


                                        By: /s/ JAMES C. BROWN
                                           -----------------------------------
                                            James C. Brown
                                            Vice President-Finance

                                        "V&B"

                                        V&B DRILLING, INC.



                                        By: /s/ VERNON BYRD
                                           -----------------------------------
                                            Vernon Byrd
                                            President




                                EXH A(I) - 6

                                                                   EXHIBIT A(II)



                           PATTERSON DRILLING COMPANY

                           NON-COMPETITION AGREEMENT



                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and VERNON BYRD, an individual residing in Odessa, Texas ("V Byrd").


                                   RECITALS:

                 A. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and V&B DRILLING, INC. ("V&B"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment and rolling stock owned by V&B.

                 B. V Byrd is an officer, director and stockholder of V&B.

                 C. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2002 (the "Non-Compete Period").

                 2.       Covenant Not to Compete.

                 (a) V Byrd covenants and agrees that during the Non-Compete Period, V Byrd shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist,





                                EXH A(II) - 1
or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that V Byrd may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which V Byrd is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which V Byrd is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by V Byrd not to enter into competition with PDC as set forth in Section 3(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of V Byrd to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and V Byrd have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. V Byrd agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on V Byrd.

                 3.       Restrictions on Soliciting Business of PDC.

                 V Byrd further covenants and agrees that during the Non-Compete Period, V Byrd will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 3 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.





                                EXH A(II) - 2

                 4.       Specific Performance.

                 Without intending to limit the remedies available to PDC, V Byrd acknowledges that PDC will have no adequate remedies at law if V Byrd violates the terms of Section 3 or 4, hereof. In such event, V Byrd agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from V Byrd.

                 The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

                 5.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

                 6.       Representations and Warranties of PDC and V Byrd.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to V Byrd that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of V Byrd. V Byrd hereby represents and warrants to PDC that: (i) V Byrd has the capacity and power to enter into and perform obligations of V Byrd under this Agreement;
(ii) V Byrd has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of V Byrd hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of V Byrd.

                 7.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.




                                EXH A(II) - 3

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to another subsidiary of PEC without the prior written consent of V Byrd, and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for





                                EXH A(II) - 4
convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

                 To PDC:  Patterson Drilling Company
                                  4510 Lamesa Highway
                                  P.O. Drawer 1410
                                  Snyder, Texas   79550
                                  Facsimile:  (915) 573-0281
                                  Attention:       A. Glenn Patterson
                                                   President and Chief
                                                     Operating Officer

                 To V Byrd:       Vernon Byrd
                                  c/o V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  P.O. Box 69109
                                  Odessa, Texas  79769-9109
                                  Facsimile: (915) 381-2720

                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762

                 8. Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.





                                EXH A(II) - 5

                          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                    "PDC"

                                    PATTERSON DRILLING COMPANY



                                    By:   /s/ JAMES C. BROWN
                                       --------------------------------------
                                        James C. Brown
                                        Vice President-Finance


                                    "V BYRD"



                                          /s/ VERNON BYRD
                                    -----------------------------------------
                                    Vernon Byrd





                                EXH A(II) - 6

                                                                  EXHIBIT A(III)



                         PATTERSON DRILLING COMPANY

                          NON-COMPETITION AGREEMENT


                 THIS NON-COMPETITION AGREEMENT is made and entered into this _____ day of November, 1997 (this "Agreement"), by and between PATTERSON DRILLING COMPANY, a Delaware corporation ("PDC"), and ROLAND J. VAUGHT, an individual residing in Odessa, Texas ("R Vaught").


                                   RECITALS:

                 A. Simultaneously with the execution of this Agreement, PDC has entered into that certain Asset Purchase Agreement, dated of even date herewith (the "Asset Purchase Agreement"), between PDC and V&B DRILLING, INC. ("V&B"), providing for, among other things, the purchase by PDC of the drilling rigs, related equipment, rolling stock owned by V&B.

                 B. R Vaught is an officer, a director and a stockholder of V&B.

                 C. The execution and delivery of this Agreement is a condition to the consummation of the Asset Purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

                 NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

                 1.       Period of Agreement.

                 The period of this Agreement shall commence on the date hereof and remain in effect through November 1, 2002 (the "Non-Compete Period").

                 2.       Covenant Not to Compete.

                 (a) R Vaught covenants and agrees that during the Non-Compete Period, R Vaught shall not, without the prior written consent of PDC, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, or otherwise assist, or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person




                               EXH A(III) - 1
which is engaged in, the contract oil and gas well drilling business within the Permian Basin of West Texas and Southeastern New Mexico (the "Competitive Business"); provided, however, that R Vaught may (i) invest and/or engage in any business that routinely provides third-party services (as such term is commonly used in the contract oil and gas well drilling business) to a Competitive Business, but is not engaged in the actual conduct of a Competitive Business, or (ii) invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and (C) such investment would not prevent, directly or indirectly, the transaction of business by PDC or any affiliate of PDC with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which R Vaught is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which R Vaught is in breach of the terms of this section.

                 (b) It is understood by and between the parties hereto that the foregoing covenant by R Vaught not to enter into competition with PDC as set forth in Section 3(a) hereof is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of R Vaught to comply with such covenant, PDC would not have agreed to enter into this Agreement or the Asset Purchase Agreement. PDC and R Vaught have independently consulted with their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the nature of the business conducted by PDC and its affiliates. R Vaught agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on R Vaught.

                 3.       Restrictions on Soliciting Business of PDC.

                 R Vaught further covenants and agrees that during the Non-Compete Period, R Vaught will not, either for himself or for any other person or entity, directly or indirectly, engage in any of the following activities in a Competitive Business without the express prior written consent of PDC:

                 (a) Solicit or hire any of the employees of PDC or solicit or take away any of PDC's customers, lessors, or suppliers or attempt any of the foregoing:

                 (b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in
Section 3 hereof; or

                 (c) Engage in any act which would interfere with or harm any business relationship PDC has with any customer, lessor, employee, principal or supplier.





                               EXH A(III) - 2

                 4.       Specific Performance.

                 Without intending to limit the remedies available to PDC, R Vaught acknowledges that PDC will have no adequate remedies at law if R Vaught violates the terms of Section 3 or 4, hereof. In such event, R Vaught agrees that PDC shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting PDC from pursuing any other remedies available to PDC (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from R Vaught.

                 The provisions of this Section 4 shall survive the expiration, termination or cancellation of this Agreement.

                 5.       Attorneys Fees and Costs.

                 If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

                 6.       Representations and Warranties of PDC and R Vaught.

                 (a) Representations and Warranties of PDC. PDC hereby represents and warrants to R Vaught that: (i) it has all requisite power to enter into and perform its obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of PDC; (iii) the execution of this Agreement by PDC and performance of PDC's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of PDC.

                 (b) Representations and Warranties of R Vaught. R Vaught hereby represents and warrants to PDC that: (i) R Vaught has the capacity and power to enter into and perform obligations of R Vaught under this Agreement;
(ii) R Vaught has duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of R Vaught hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of R Vaught.

                 7.       General Provisions.

                 (a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.




                                EXH (III) - 4

                 (b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of Texas without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

                 (c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in Texas having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

                 (d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in a writing, signed by authorized representatives of both parties.

                 (e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. Neither party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignment will be void; provided, however, that PDC may assign this Agreement to PEC or to a subsidiary of PEC without the prior written consent of R Vaught and provided further that a transfer by PDC as a result of a merger or sale of all or substantially all of the assets of PDC with or to a third party that assumes PDC's obligations hereunder by operation of law or otherwise shall not constitute a prohibited assignment under this Section 8(e).

                 (f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

                 (g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

                 (h) Headings. The titles of the Sections and subsections of this Agreement are for





                               EXH A(III) - 5
convenience of reference only and are not to be considered in construing this Agreement.

                 (i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

                 To PDC:

                                  Patterson Drilling Company
                                  4510 Lamesa Highway
                                  P.O. Drawer 1410
                                  Snyder, Texas   79550
                                  Facsimile:  (915) 573-0281
                                  Attention:       A. Glenn Patterson
                                                   President and Chief
                                                      Operating Officer

                 To R Vaught:

                                  Roland J. Vaught
                                  c/o V&B Drilling, Inc.
                                  2513 Mercury Avenue
                                  P.O. Box 69109
                                  Odessa, Texas   79769-9109
                                  Facsimile:  (915) 381-2720

                 with copies to:

                                  Rick Browning
                                  Attorney at Law
                                  5050 East University, Suite One
                                  Odessa, Texas   79762


                 (j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                 IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective representatives as of the day and year first above written.


                                  "PDC"

                                  PATTERSON DRILLING COMPANY



                                  By:
                                     -------------------------------------
                                      James C. Brown
                                      Vice President-Finance


                                      "R Vaught"




                                      ------------------------------------
                                      Roland J. Vaught




                               EXH A(III) - 6

                                                                       EXHIBIT B



                          BILL OF SALE AND ASSIGNMENT


                 KNOW ALL MEN BY THESE PRESENTS, that, pursuant to that certain Asset Purchase Agreement, dated of even date herewith ("Asset Purchase Agreement") between PATTERSON DRILLING COMPANY ("PDC"), a Delaware corporation, and V&B DRILLING, INC. ("V&B"), a Texas corporation (V&B is referred to herein as the "Assignor"), the Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, conveys and transfers unto PDC (the "Assignee"), all of the Assignor's right, title and interest in and to (i) the Drilling Rigs, Equipment and Rolling Stock set forth in Appendix I attached hereto and incorporated herein by this reference; and (ii) the Drilling Contracts described in Appendix II attached hereto and incorporated herein by this reference.

                 TO HAVE AND TO HOLD the same unto the Assignee and the Assignee's successors and assigns forever. The Assignor hereby covenants and agrees that it has the full right, power and authority to sell, convey and transfer the foregoing property to the Assignee pursuant to this Bill of Sale and Assignment.

                 IN WITNESS WHEREOF, the Assignor has caused this Bill of Sale and Assignment to be duly executed by its duly authorized officer as of the ____ day of November, 1997.

                                        V&B DRILLING, INC.



                                        By:
                                           -----------------------------------
                                           Vernon Byrd
                                           President

                                   APPENDIX I
                                       TO
                          BILL OF SALE AND ASSIGNMENT
                                      FROM
                               V&B DRILLING, INC.
                                       TO
                           PATTERSON DRILLING COMPANY
                           (List of Assets Assigned)


               A.  DRILLING RIGS, EQUIPMENT AND ROLLING STOCK

         The Drilling Rigs and Equipment includes all of the drilling rigs, parts and related equipment, including engines, mud pumps, hooks and blocks, derricks, substructures, rotary tables, blow-out prevention equipment, drill bits and all tubular goods on the rigs and in the yards owned by V&B, all of which are listed below.

                           -------------------------

                                     RIG #1
                          H.B. CUMMINS #15 - ECTOR CO.
                          FOR CITATION OIL & GAS CORP.

         Substructure             10' H, l6' W, 40' L

         Derrick                  97' Jacknife

         Drawworks                W-45

         Power                    2 - 8 V71 Detroit Diesels, W 955 Allison
                                      Torque Convertor

         Blocks                   4 - Sheave Block & Hook

         Swivel                   TSM 150 C

         Kelly                    4-1/4 X 38'

         Rotary                   BDW 17-1/2 x 44

         Tool House               8' x 8' X 28'

         Pump 1                   Emsco D375, skid mounted




                                  EXH B - 2

         Power                    Cat.  D353

         Pump 2                   Emsco D-375 Skid mounted

         Power                    Cat. 3408

         Light Plant              2 - Cat 3306

         Premix Pit               6' H, X 8' W x 30' L

         Water Tank               500 bbl

         Closing Unit             Koomey 4 station

         Oil container            10 bbl 4 comp.

         Cat Walk                 25' W X 42' H X 48' L

         V-Door Ramp              5' W x 14' L

         Pipe Racks               3 Sets - Triangle - 42 H

         6" Drill collars         22 - Drill Collars, 29' plus

         8" Drill collars         3 - 30' L

         Drill Pipe               Approx. 7000' of 4-1/2" drill pipe

         Steps                    3 Sets

         Pipe tubs                2 - 8 W X 3' X 35' L

         BOF                      Shaffer Type, 10" 900 W rams & choke Manifold

         Elevators, tools, subs and misc. equipment to operate Rig.




                                  EXH B - 3

                                     RIG #2
                                    IN YARD


         Substructure             10' H, 18' W X 40' L

         Derrick                  100' Jacknife

         Drawworks                W-45, with 2 engine comp.

         Power                    2 - 8V71 Detroits, 318 HP each

         Blocks                   4 - Sheave with/hook

         Swivel                   Oilwell 150C

         Kelly                    4-1/4" X 38'

         Rotary                   17.5 BDW

         Tool House               8' X 8' X 28'

         Pump 1                   Ellis Williams 15 W 600 skidded

         Power                    Cat 3412

         Pump 2                   FXN Gardner Denver

         Power                    Cat. 3408

         Light Plant              Cat. 3306 W - 150, KW gen.

         Premix Pit               6' X 8' x 30'

         Water Tank               500 bbl Horizontal skidded

         Closing Unit             4 Station

         Oil Container            10 bbl, 4 compartment

         Cat Walk                 42' X 5' X 48'

         V-Door Ramp              5' X 13'




                                  EXH B - 4

         Pipe Racks                        3 Sets - Triangle 42" H

         6" Drill collars                  22 - 6" X 28+

         Steps                             3 sets

         Pipe Tub                          2 - 8'W X 3'H X 35'L

         Drill pipe                        Approx. 6000' of 4-1/2"

         BOP                               Shaffer 10 - 900 L.W.S.


         Elevators, tools, subs and misc. equipment to operate Rig.





                                  EXH B - 5

                                RIG #3 - IN YARD
                                 ODESSA, TEXAS


                         Pony Sub to Raise Floor to 14'

         Substructure             10' X 12' X 18' with Ramp

         Derrick                  97' Telecope Derrick - free standing

         Drawworks                W - 45

         Power                    2 - Cat. 3306 w/11500 Twin Disk Torque Conv.

         Blocks                   Brewster - 4 sheave

         Swivel                   Grey - Type F

         Kelly                    4-1/4" X 37'

         Rotary                   Twister 175

         Toolhouse                8 X 8 X 30'

         Pump 1                   Brewster 550 (run 30 days since New)

         Power                    Cat D-353

         Pump 2                   FX2 G.D.

         Power                    8771 Detroit

         Light Plant              671 Detroit w/100 KW Gen.

         Premix Pit               6' X 8' X 30'

         Water Tank               500 bbl - Hori. skidded

         Closing Unit             3 - Station

         Oil container            8 bbl, 3 compartments

         Catwalk                  2 - 5' X 25' X 42




                                  EXH B - 6

         V-Door Ramp                       5'W X 10' L

         Pipe Racks                        3 sets - Triangle - 42" H

         6" Drill Collars                  22 - 5" Drill Collars

         Steps                             3 Sets

         Pipe Tubs                         2 - 8'W X 3'H X 35' L

         Drill pipe                        Approx. 6500' of 4-1/2"


         Elevators, tools, subs and misc. equipment to operate rig.





                                  EXH B - 7

                                     RIG #4
                             GCDU #284 - ECTOR CO.
                          FOR ANADARKO PETROLEUM CORP.


         Substructure                      11'H X 17'W X 40'L

         Derrick                  Jacknife 100'

         Drawworks                W 45

         Power                    2 - 8V71 Detroit Diesels, w955
                                  Allison Torque Con.

         Blocks                   EMSCO, 4 sheave w/B.J. Hook

         Swivel                   P.C. 150 Ton

         Kelly                    38' - 4-1/4 square

         Rotary                   B.D.W. - 17-1/2"

         Tool House               8'W X 8' H x 28' W, 15 Lockers

         Pump #1                  EMSCO DB - 550, skid mounted

         Power                    Cat. 3412

         Pump #2                  EMCSO D-300, skid mounted

         Power                    Cat D-353

         Light Plant              1 - Cat. 3306, 150 KW, 1 Detroit 6V71,
                                      6 cly. - 90 KW

         Premix Pit               6'H X 6' W X 30 L

         Water Tank               500 bbl

         Closing Unit             Koomey 4 station

         Oil Container            10 bbl 41 comp.

         Cat Walk                 5' W X 42 H X 48' L





                                  EXH B - 8

         V-Door Ramp                       5' W X 16' L

         Pipe Racks                        3 sets - 42" Triangle

         Pipe Tube                         3 - 8' W x 3' H x 35' L

         6" Drill Collars                  25 - 29' plus

         8" Drill Collars                  3 - 28' plus

         Drill Pipe                        approx. 6000' of 4-1/2" X-hole

         Steps                             3 sets

         Mud Pit

         BOP                               Shaffer 10" - 900 - BOP w/ram choke
                                              manifold


         Elevators, tools, subs and misc- equipment to operate Rig.





                                  EXH B - 9

                                     RIG #5
                               TXL "N" 39 - 1 #1
                            IN MIDLAND COUNTY, TEXAS
                      FOR SIERRA ENGINEERING/ARCO PERMIAN


         Substructure             12' H x 24' W X 50' L

         Derrick                  Derrick MFG 131', SN: 301002

         Drawworks                BDW 450-T

         Power                    2 - Cat. 3406 & 2 air corp.

         Blocks                   Sowa - 5 sheave

         Swivel                   NSCO Ideal - DF 150

         Kelly                    4-1/4" X 40'

         Rotary                   BDW 17-1/2

         Tool House               8' X 8' X 28'

         Pump 1                   National C-350, skid mounted

         Power                    Cat. 3412

         Pump 2                   Wilson 600, skid mounted

         Power                    Cat. 3408

         Light Plant              1 Cat. 3306, 150 KW, 1 Cat. 3304, 90 KW in
                                     house

         Premix Pit               6' H x 8' W X 30' L

         Water Tank               500 bbls

         Closing Unit             Valcon, 4 stage closing unit

         Oil Container            10 bbls, 4 comp.

         Cat Walk                 5' W - 42" H - 48' L





                                 EXH B - 10

         V-Door Ramp                       5' W X 16' L

         Pipe Racks                        5 sets - 42" H, triangle

         Lay Down Racks                    2 sets - 24" Triangle

         6" Drill Collars                  26 - 29' Plus

         8" Drill Collars                  8 - 28' plus

         Drill Pipe                        Approx. 10,000'

         Steps                             3 Sets

         Mud Pit                           10' W - 7'H - 50'

         BOP                               10" 900 Shaffer Type A W/rams &
                                              Choke Manifold


         Elevator, tools, subs and misc. equipment to operate Rig.





                                 EXH B - 11

                                     RIG #6
                        UNIVERSITY CONSOLIDATED XII #56
                            IN ANDREWS COUNTY, TEXAS
                          FOR MINIHAN OIL & GAS CORP.


         Substructure                      12'H X 22'W x 48' L

         Derrick                           TOFECO - 131", SN: 28-173

         Drawworks                         V-15-DWKS

         Power                             2 - Detroit, 12V71, w/Allison Torque
                                               Conv. and Triple hydro.

         Blocks                            SOWA, 5 sheave

         Swivel                            NSCO, Type F - 150 Ton

         Kelly                             4-1/4" X 40'

         Rotary                            BDW 17-1/2"

         Tool House                        8'H X 8'W X 28' L

         Pump 1                            Tri Service 16", skid mounted

         Power                             Cat. D-353

         Pump 2                            EMSCO D - 300 - 14"

         Power                             Detroit l2V7l

         Light Plant                       1 Cat. 3306 - 135 KW. 1 Detroit 6V71
                                               90 KW

         Premix Pit                        6'H X 8'W x 30' L

         Water Tank                        2 - 500 BBL

         Closing Unit                      Valco - 4 station

         Oil Container                     10 bbl - 4 comp.

         Cat Walk                          2 - 5'W X 42" H X 48' L




                                 EXH B - 12

         V-Door Ramp                       5'W x 16' L

         Pipe Racks                        5 sets - 42" H X 30'

         Lay down racks                    2 sets - 18"h X 30'

         6" Drill Collars                  22 - 6-1/2" w/slip sec. fish neck,
                                                6-1/2" 30' plus

         8" Drill Collars                  6 - 28' plus

         Drill Pipe                        Approx. 11,000' of 4-1/2" - 1660#

         Steps                             3 sets

         Mud Pit                           8' W X 7' H x 50'L

         BOP                               Shaffer 10" - 900 W/Rams & choke
                                                Manifold


         Tools, subs and misc. equipment to operate Rig.





                                 EXH B - 14

                                     RIG #9
                          GCDU #264 IN ECTOR CO, TEXAS
                          FOR ANADARKO PETROLEUM CORP.


         Substructure                      10' H X 18' W X 40' L

         Derrick                           Jacknife 98'

         Drawworks                         W 45

         Power                             2 - Detroit, 8V71 with Allison
Torque Conv.

         Blocks                            Baash Ross, 150 Ton

         Swivel                            Oilwell PC 150

         Kelly                             4-1/4" X 40'

         Rotary                            B.D.W. - 17-1/2"

         Tool House                        8'H X 8'W X 30'

         Pump 1                            National C-350, skid mounted

         Power                             Cat. 3412

         Pump 2                            EMSCO - D-300

         Power                             Cat.  D-353

         Light Plant                       Cat. 3306, 150 KW

         Premix Pit                        8'H X 8'W X 30'

         Water Tank                        500 bbl

         Closing Unit                      Barksdale, 4 station

         Oil Container                     10 bbl, 4 comp.

         Catwalk                           1 - 5' X 42" X 48'

         V-Door Ramp                       5' W X 14'





                                 EXH B - 14

         Pipe Racks                        5 sets - Triangle

         Pipe Tubs                         8' W X 3'H X 35' L

         6" Drill Collars                  21 - 29' plus

         8" Drill Collars                  3 - 28' plus

         Drill pipe                        Approx. 6000' of 4-1/2" X-Hole, 16#

         Steps                             3 sets

         BOP                               Cameron 10" - 900 Space Saver


         Tools, subs and misc. equipment to operate Rig.



                                 EXH B - 15

                               2513 MERCURY AVE.
                                 ODESSA, TEXAS


         2                        Utility Trailers

         1                        Lincoln Welder

         1                        Ford 900 Truck (Yard Truck) VIN F90LVDK1239

         1                        Lufkin Trailer - VIN 1LOlB3825B1057976

         1                        Allis Chalmers, Fork Lift - SN: A0139000

         1                        Caterpiller, Fork Lift

                                  1980 Kenworth

                                  JSC Lowboy Trailer

         1                        1987 Ford PU - VIN 1FTEX15V1HKA83479

         1                        1990 Ford PU - VIN 1FTEX15Y6LKA20509

         1                        1994 Ford PU - VIN IFTEF15N7RLA40070

         1                        1995 Ford PU - VIN 1FTEF15N3SNB08732


                                  Assortment of Drilling Bits - new and used,
                                     various sizes

         2                        Radiators for D-353 cat.

         2                        Radiators for 3306 Cat.

         1                        8V-71 Detroit (new overhaul) By - J & J
                                     Engine Serv.

         1                        D-353 Cat. (new overhaul) by General Machine

         1                        3412 Cat. (new overhaul)

         2                        Electric Motors





                                  EXH B - 16

         1                        Miller Electric welder
         4                        Weight Indicators

         1                        Steam Cleaner

         9                        Tool Houses for Storage - full

         2                        Kellys 4-1/4 x 40'

         44                       6" drill collars

         4                        Docks with Misc. Parts

         8                        Swivels, various makes & sizes

         8                        Blocks - various makes and sizes

         4                        Hook - various makes and sizes

         10                       Triangle Pipe Racks

                                  In Shop Shelves & Bins with assortment of
                                     bolts, nuts & etc.

         1                        BDW 17.5 - Rotary - New





                                 EXH B - 17

                                    YARD #4
                           - 24TH ST. & MERCURY AVE.
                                 ODESSA, TEXAS


         2                        Tool Houses, 8' X 8' X 30'

         1                        W-45 Drawworks - New

         6                        Misc. Mud Pits

         2                        Tool Houses, 8' X 8' x 15'

         1                        Fuel Tank, 6000 gal. skid

         35                       6" collars

         18                       8" collars

         4                        Kellys, 4-1/4 Square x 40'

         42                       Triangle Pipe Racks - 30' long

                                  Misc.  Motors, Accumulator Units, Parts and
                                     etc.

         395                      Joints of Double White Drill Pipe - Grade E





                                 EXH B - 19

                                      YARD
                             6831 UNIVERSITY BLVD.
                                 ODESSA, TEXAS


         1                        Light Plant House

         1                        Tool House

         2                        FXzl72 Mud Pumps, skidded

                                  Misc.  Drawworks - 1 N4 Brewster W 2 Wakesha

         1                        S45A Beth.

         1                        National C150 Mud Pump

                                  Misc. well used mud pumps





                                 EXH B - 20

                                   MOSS YARD
                         MOSS AVE. AND TISDALE ROAD
                                 ODESSA, TEXAS


         1                        Substructure 10 X 18 X 35

         2                        97' Jackknife Derrick

         2                        172' LCM Derrick

         3                        Junk Substructures

         1                        C350 Mud Pump

         2                        120000 gal.  Diesel Tank - skidded

         2                        500 bbl.  Horizontal water tanks - skidded

         5                        Misc.  Mud Pits

                                  Approx. 200 Joints - Structural drill pipe

         2                        Catwalk - 4' X 42" X 25'

         9                        Catwalk with Misc. Equip.

         28                       Triangle Pipe Racks

         4                        Triangle Lay down racks

         1                        7 X 8 X 15 Tool house

                                  Misc.  Motors, parts and junk





                                 EXH B - 21

                                 APPENDIX II
                                     TO
                         BILL OF SALE AND ASSIGNMENT
                                    FROM
                             V&B DRILLING, INC.
                                     TO
                         PATTERSON DRILLING COMPANY
                    (List of Drilling Contracts Assigned)




  RIGNO
  No.      COUNTY        DATE                 OPERATOR                    WELL NAME
  ---      ------        ----                 --------                    ---- ----

    5      Midland     04/15/97     Arco Permian            TXL "N" 39-1 #1
    6      Andrews     10/10/97     Minihan Oil & Gas       University Consolidated XII #56

    1       Ector      11/03/97     Citation Oil & Gas      H. E. Cummins #15

    4       Ector      01/17/97     Anadarko                GCDU #284
    9       Ector      01/17/97     Anadarko                GCDU #264





                                 EXH B - 21

                                  EXHIBIT C
                                    2251
                Prepared by the State Bar of Texas for use by
                         lawyers only Revised 10-85
                       19__ for the State Bar of Texas
                                WARRANTY DEED

Date:

Grantor:                  V&B Drilling, Inc.

Grantor's Mailing Address (including county):


Grantee:                  Patterson Drilling Company

Grantee's Mailing Address (including county):

                          P.O. Drawer 1416
                          Snyder Texas   79550
                          Scurry County, Texas

Consideration:

           One Hundred Dollars ($100) and other good and valuable consideration.

Property (including any improvements):

         Lots 15, 16, 17 and 18, Block 5, Rochester Replat of a portion of 1936 Subdivision as shown by the map or plat of record in Volume 9, Page 23, Plat Records, Ector County, Texas.

Reservations from and Exceptions to Conveyance and Warranty:

         Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments other than liens and conveyances, that affect the property.


         Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

         When the context requires, singular nouns and pronouns include the plural.

                                                   V & B DRILLING, INC.



                                                   ----------------------------
                                                   By:  Vernon Byrd, President





                                  EXH C - 1

                               (Acknowledgement)


STATE OF TEXAS                    )
COUNTY OF                         )


                 This instrument was acknowledged before me on the     day
of       , 19____.



                                       ---------------------------------------
                                       Notary Public, State of Texas
                                       Notary's name (printed):

                                       Notary's commission expires:



                                       (Corporate Acknowledgement)


STATE OF TEXAS                             )
COUNTY OF                                  )


                 This instrument was acknowledge before me on the       day of
November, 1997, by VERNON BYRD, President of V&B Drilling, Inc., a Texas corporation, on behalf of said corporation.




                                                  ------------------------------
                                                  Notary Public, State of Texas
                                                  Notary's name (printed):

                                                  Notary's commission expires:





                                  EXH C - 2

                                                                       EXHIBIT D
                                      2251
           Prepared by the State Bar of Texas for use by lawyers only
                                 Revised 10-85
                        19__ for the State Bar of Texas
                                 WARRANTY DEED

Date:

Grantor:                          V&B Drilling, Inc.

Grantor's Mailing Address (including county):


Grantee:                          Patterson Drilling Company

Grantee's Mailing Address (including county):

                                  P.O. Drawer 1416
                                  Snyder Texas   79550
                                  Scurry County, Texas

Consideration:            One Hundred Dollars ($100) and other good and
valuable consideration.

Property (including any improvements):


         Lots 22, 23, 24, and 25, Block 1, Rochester Replat of a portion of 1936 Subdivision, a subdivision of 312.19 acres of land in the West part of Section 24, Block 43, T-2-S, T & P RR Company Survey, Ector County, Texas, as shown by the map or plat of record in the office of the County Clerk of said County.


Reservations from and Exceptions to Conveyance and Warranty:

         Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments other than liens and conveyances, that affect the property.

         Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

When the context requires, singular nouns and pronouns include the plural.

                                                   V & B DRILLING, INC.



                                                   -----------------------------
                                                   By:  Vernon Byrd, President





                                  EXH D - 1

                               (Acknowledgement)


STATE OF TEXAS                    )
COUNTY OF                         )


                 This instrument was acknowledged before me on the    day of
        , 19____.


                                                  -----------------------------
                                                  Notary Public, State of Texas
                                                  Notary's name (printed):

                                                  Notary's commission expires:




                                                  (Corporate Acknowledgement)


STATE OF TEXAS                    )
COUNTY OF                         )


         This instrument was acknowledged before me on the       day of
November, 1997, by VERNON BYRD, President of V&B Drilling, Inc., a Texas corporation, on behalf of said corporation.




                                                  -----------------------------
                                                  Notary Public, State of Texas
                                                  Notary's name (printed):

                                                  Notary's commission expires:





                                  EXH D - 2

                                  EXHIBIT E
                                    2251
         Prepared by the State Bar of Texas for use by lawyers only
                                Revised 10-85
                       19__ for the State Bar of Texas
                                WARRANTY DEED


Date:

Grantor:                  V&B Drilling, Inc.

Grantor's Mailing Address (including county):


Grantee:                  Patterson Drilling Company

Grantee's Mailing Address (including county):

                          P.O. Drawer 1416
                          Snyder Texas   79550
                          Scurry County, Texas

Consideration:

                 One Hundred Dollars ($100) and other good and valuable consideration.

Property (including any improvements):

                 Lot 5, Block 6, WESTOVER ACRES, a subdivision in Ector County, Texas, according to the map or plat thereof of record in Volume 4, Page 44, Plat Records of Ector County, Texas


Reservations from and Exceptions to Conveyance and Warranty:

                 Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments other than liens and conveyances, that affect the property.

         Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

         When the context requires, singular nouns and pronouns include the plural.

                                                     V & B DRILLING, INC.




                                                     By:  Vernon Byrd, President





                                  EXH E - 1

                               (Acknowledgement)


STATE OF TEXAS                             )
COUNTY OF                                  )


                 This instrument was acknowledged before me on the
day of               , 19____.




                                         -------------------------------------
                                         Notary Public, State of Texas
                                         Notary's name (printed):

                                         Notary's commission expires:




                                         (Corporate Acknowledgement)


STATE OF TEXAS                             )
COUNTY OF                                  )


         This instrument was acknowledged before me on the       day of
November, 1997, by VERNON BYRD, President of V&B Drilling, Inc., a Texas corporation, on behalf of said corporation.




                                              ------------------------------
                                              Notary Public, State of Texas
                                              Notary's name (printed):

                                              Notary's commission expires:




                                  EXH E - 2

                                                                       EXHIBIT F

                                    2251
         Prepared by the State Bar of Texas for use by lawyers only
                                Revised 10-85
                       19__ for the State Bar of Texas
                                WARRANTY DEED


Date:

Grantor:                  V&B Drilling, Inc.

Grantor's Mailing Address (including county):

Grantee:                  Patterson Drilling Company

Grantee's Mailing Address (including county):

                          P.O. Drawer 1416
                          Snyder Texas   79550
                          Scurry County, Texas

Consideration:

           One Hundred Dollars ($100) and other good and valuable consideration.

Property (including any improvements):

         See attached Exhibit "A"

Reservations from and Exceptions to Conveyance and Warranty:

         Easements, rights-of-way, and prescriptive rights, whether of record or not; all presently recorded restrictions, reservations, covenants, conditions, oil and gas leases, mineral severances, and other instruments other than liens and conveyances, that affect the property.

         Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells and conveys to Grantee the property, together with all and singular the rights and appurtenances thereto in any wise belonging, to have and hold it to Grantee, Grantee's heirs, executors, administrators, successors or assigns forever. Grantor binds Grantor and Grantor's heirs, executors, administrators and successors to warrant and forever defend all and singular the property to Grantee and Grantee's heirs, executors, administrators, successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, except as to the reservations from and exceptions to conveyance and warranty.

         When the context requires, singular nouns and pronouns include the plural.

                                                   V & B DRILLING, INC.




                                                   ---------------------------
                                                   By:  Vernon Byrd, President





                                  EXH F - 1

                               (Acknowledgement)


STATE OF TEXAS                             )
COUNTY OF                                  )


                 This instrument was acknowledged before me on the       day of
         , 19____.




                                          ----------------------------------
                                          Notary Public, State of Texas
                                          Notary's name (printed):

                                          Notary's commission expires:




                          (Corporate Acknowledgement)


STATE OF TEXAS                             )
COUNTY OF                                  )


         This instrument was acknowledged before me on the       day of
November, 1997, by VERNON BYRD, President of V&B Drilling, Inc., a Texas corporation, on behalf of said corporation.






                                       ----------------------------------------
                                       Notary Public, State of Texas
                                       Notary's name (printed):

                                       Notary's commission expires:





                                  EXH F - 2

                                  EXHIBIT "A"



         Attached to and made a part of that certain Warranty Deed dated November 14, 1997, between V&B Drilling, Inc., as Grantor, and Patterson Drilling Company, as Grantee.


                                   PROPERTIES

                          Being a 4.47 acre tract of land in the Southwest Part
                 of a 10.267 acre tract of land in the Northwest Part of
                 Section 33, Block 43, T-2-S, T & P Ry. Co. Survey, Ector County, Texas, and being more particularly described by metes and bounds as follows, to wit:

                          BEGINNING at a  1/2" iron rod set in the east
                 boundary Moss Avenue and west boundary of a 10.267 acre tract of land in the northwest part of Section 33, Block 43, T-2-S, T & P Ry. Ector County, Texas, for the northwest corner this tract, from which point a fence corner post at the northwest corner of 10.267 acre tract bears N 15degrees 17- 1/2 W, 150 feet, and a 1/2" galvanized iron pipe in the east boundary Moss Avenue and north boundary Section 33 bears N 15degrees 17- 1/2 W, 650.0 feet, from which point the northwest corner
                 Section 33, being in the centerline of Moss Avenue, bears S 74degrees 42- 1/2' W, 50 feet;

                          THENCE S 15degrees 17- 1/2' E, with east boundary
                 Moss Avenue and west boundary 10.267 acre tract, 350.0 feet to a 1/2" iron rod set in north boundary of Tisdale Road for the southwest corner of 10.267 acre tract and this tract;

                          THENCE, N 74degrees 42- 1/2' E, with north boundary
                 Tisdale Road and south boundary 10.267 acre tract, 556.0 feet to a 1/2" iron rod set for southwest corner this tract, from which point a 1/2" galvanized iron pipe at the southeast corner 10.267 acre tract bears N 74degrees 42- 1/2' E, 338.5 feet;

                          THENCE N 15degrees 17- 1/2' W, 350.0 feet to a  1/2"
                 iron rod set for northeast corner this tract;

                          THENCE S 74degrees 42- 1/2' W, 556.0 feet to the
                 place of beginning, containing 4.47 acres of land, more or less.





                                  EXH F - 3